FIRST AMENDMENT TO OFFICE LEASE

THIS FIRST AMENDMENT TO OFFICE LEASE (this "First Amendment") is made and entered into as of July 12, 2021 (the "First Amendment Effective Date"), by and between HEIGHTS UNION I, LLC, a Florida limited liab ility company, successor-by-assignment to Heights Union, LLC ("Lessor"), and AXOGEN INC., a Minnesota corpo ration and including its wholly owned subsidiary AXOGEN CORPORATION, a Delaware corporation (collectively, "Lessee").

W IT N E S S ET H:

WHEREAS, Lessor and Lessee entered into that certain Office Lease dated effective as of September 20, 2018 (as assigned, the "Lease"), whereby Lessee leases approximately 75,000 rentable square feet of space (the "Premises") in the building known as Heights Union - West (the "Building"), as such Premises are more particularly described in the Lease; and

WHEREAS, Lessor and Lessee desire to make certain modifications to the Lease as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and obligations set forth in the Lease and in this First Amendment, and other good and valuable co nsideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee do hereby agree as follows:

1.Defined Terms. All tenns used herein and denoted by their initial capita lization shall have the meanings set forth in the Lease unless set forth herein to the contrary.

2.Commencement Date. The "Commencement Date," as such term is defined in the Lease, is hereby revised to mean October 30, 2020.

3.Termination Date. The "Termination Date," as such term is defined in the Lease, is hereby revised to mean October 31, 2034.

4.Measurement of Building. Notwithstandin g anything to the contrary in the Lease, the Building contains approximately 145,002 rentable square feet. Accordingly, Lessee's "Pro Rata Share," as such term is defined in the Lease, is hereby revised to mean 51.72% (75,000/145,002).

5.Abated Base Rent. Notwithstanding anything to the contrary in the Lease, Lessee shall be entitled to an additional l ½ months of abated Base Rent, mea ning that Lessee is entitled to a total of 8 ½ months of abated Base Rent in the aggregate. Base Rent is abated from October 30, 2020 through July 14, 202 1, with the first installment of Base Rent due and payable on or before July 15, 2021. Such first installment of Base Rent shall be prorated pursuant to Paragraph 3(c) of the Lease.

6.Approved Signage. Pursuant to Paragraph 22 of the Lease, Lessor hereby approves the signage specifications attached hereto and incorporated herein by reference as Exhibit A (the "Approved Signage Specifications"). Lessee shall be entitled to install sig nage on the exterior

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wall at the top of the south -facing side of the Building consistent with such Approved S ignage Specifications and the terms of the Lease. Lessor agrees to pay the reasona ble and customary actual third-party costs incurred in co1mection with fabrication and installation of such approved signage.

7.Parking. Notwithstanding anyt hing to the contrary in the Lease, Lessee's unreserved and unassigned parking spaces are located only on floors 3, 4, 5, 6 and 7 of the Parking Garage (the "Permitted Floors "). Parking on floors other than the Pe1m itted Floors is prohibited.

8.Acknowledgment. Lessee hereby acknowledges and agrees that to the best of Lessee's knowledge as of the First Amendment Effective Date, Lessor is not in default in the performance of any of its obligations contemplated by the Lease, and that no matters, facts or circumstances exist which, with the passage of time or the giving of notice, or both, could constit ute such a default by Lessor. Lessor hereby acknowledges and agrees that to the best of Lessor's knowledge as of the First Amendment Effective Date, Lessee is not in default in the performance of any of its obligations contemplated by the Lease, and that no matters, facts or circumstances exist which , with the passage of time or the giving of notice, or both, could constitute such a default by Lessee.

9.Conflict/Ratification/Captoi ns/Headings. Except as amended herein, the Lease shall remain in full force and effec t and the parties hereto ratify and reconfom the Lease. In the event of any conflicts o r inconsiste ncies between the provisions of the Lease and the provisions of this First Amendment, the provisions of this First Amendment shall control. The captions and headings of the various sections of this First Amendment are sole ly for the purpose of conve nience. Such captions and headings are not a part hereof and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this First Amendment.

l 0. Counterparts/Entire Agreement/Successors and Assigns. This First Amendment may be executed in any numb er of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one agreement. A signature on this First Amendment executed by electronic means such as DocuSign or otherwise provided by electro nic transmission shall be sufficient as an original for all purposes. This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. The provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

11. Authority. Lessor represents and warrants to Lessee that (a) it has the right, power and authority to execute and deliver this First Amendment and to perform its obligations hereunder and (b) this First Amendment has been d uly authorized, executed and delivered by it and is a valid and binding obligation of it enforceable against it in accordance with the terms hereof. Lessee represents and warrants to Lessor that (x) it has the right, power and authority to execute and deliver this First Amendment and to perform its obligations hereunder, and (y) this First Amendment has been duly authorized, executed and delivered by it and is a valid and binding obligation of it enforceable against it in accordance with the terms hereof.

(Signatures Commence on Following Page )

IN WITNESS WHEREOF, Lessor and Lessee have caused this First Amendment to be executed by their respective duly authorized officers, if applicable, under seal, as of the First Amendment Effective Date.

LESSEE:    LESSOR:

AXOGEN INC., a Minnesota corporation

HEIGHTS UNION I, LLC, a Delaware
limited liability company
By: /s/ Karen Zaderej [SEAL]
Name: Karen Zaderej
Title:    CEO

Attest: /s/ Brad Ottinger
Name: Brad Ottinger
Title: General Counsel

AXOGEN CORPORATION, a Delaware corporation

By: /s/ Karen Zaderej [SEAL]
Name: Karen Zaderej
Title: CEO

Attest: /s/ Brad Ottinger [SEAL]
Name: Brad Ottinger
Title: General Counsel

Signature Page to First Amendment Office Lease
By: Heights Union Development, LLC, a Florida limited liability company, its Sole Member

By: Tampa Heights Partners, LLC, a Georgia limited liability company, its Manager

By: /s/ Nathan P. Pramik [SEAL]
Name: Nathan P. Pramik
Title: Authorized Member

DocuSign Envelope ID: 264B0C49-0A89-476E-A059-4929696CD9EA

EXHIBIT A
(Approved Signage Specifications)

axogen
14'-6 ½"
1 SIGN FRONT DETAIL
SCALE: 1/2" = 1'-0"
One (1) Set of front lit plastic face channel letters on raceway.
30.90 Square Feet
WHITE PLASTIC FACES
3M VINYL #3630-127 INTENSE BLUE PMS 300 C
WHITE PLASTIC FACES
RACEWAY TO MATCH FASCIA T.B.D.
NIGHT TIME VIEW
31'-8"
39 ½"
14'-6 ½"
17 1/2"
39 1/2"
3 PARTIAL BUILDING ELEVATION
SCALE: ¼" = 1'-0"
5"
3 ½"
VARIES
2 LETTERS SIDE SECTION
SCALE: N.T.S.
MATERIAL DESCRIPTION
M1 ALUMINUM RETURNS AND BACKS. FINISH TO BE WHITE. INSIDE OF LETTERS TO BE WHITE.
M2 1" WHITE JEWELITE TRIM-CAPS.
M3 WHITE PLASTIC FACES WITH BLUE TRANSLUCENT VINYL.
M4 WHITE L.E.D. STRIPS MOUNTED INSIDE OF LETTERS.
M5 FLEX CONDUIT.
M6 L.E.D. STRIPS TO BE MOUNTED TO RETURNS OR BACKS OF CHANNEL LETTERS WITH 3M.B. TAPE AND SILICONE.
M7 1/4" WEEP HOLES AS REQUIRED.
M8 MOUNTING HARDWARE (TYPE TO BE DETERMINED BY WALL CONSTRUCTION).
M9 (120 VOLT) L.E.D. POWER SUPPLIES INSIDE OF RACEWAY ON SLIDE OUT SLOT PANEL THROUGH END.
M10 DISCONNECT SWITCH.
M11 PRIMARY ELECTRICAL LEADS, POWER TO SIGN BY OTHERS.
M12 3 1/2" X 8" EXTRUDED ALUMINUM RACEWAY. FINISH TO BE SPRAYED TO MATCH BUILDING.
SIGNS OF TAMPA BAY
1917 Passero Ave. Lutz, FL 33559
(813) 994-0101
www.signsoftampabay.com
Client: Axogen
Address:
Suite:
City, State:
Quote/Order No.: 10978
Salesperson:
Project Manager:
Artist:
Date: 11/04/2020
Revised: 06-16-21
Revision Note:
Municipality:
Code Used:
Frontage:
Allowable Area:
Actual Sign Area:
Height of Sign to Grade:
Fabrication Notes
1) X
2) X
3) X
4) X
Vinyl Notes
1) X
2) X
3) X
4) X
Paint Notes
1) X
2) X
3) X
4) X
SIGNS WILL COMPLY TO FLORIDA BUILDING CODE 2020 (7TH EDITION)
ES12001403
2017
This design is the exclusive property of Signs of Tampa Bay and cannot be reproduced in whole or part, without written permission.
Approved
Approved as Noted
Revise and Resubmit
Approved:
Date:
Florida Sign Contractor License - ES12001402
Florida Lighting Maintenance Contractor License - ES12001403
Florida Minority & Women Business Certification

Exhibit A